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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                  January 13, 1998
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                                (Date of Report)



                            National City Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                              1-10074                   34-1111088
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

1900 East Ninth Street, Cleveland, Ohio                            44114
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(Address of principal executive offices)                         (Zip Code)

                                  216-575-2000
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events
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         On January 12, 1998, the Registrant announced the signing of a definitive agreement to acquire Fort Wayne National Corporation ("FWNC") significantly expanding its banking presence in northern Indiana. FWNC has assets of $3.3 billion.

         Under the terms of the agreement, FWNC shareholders will receive .75 shares of the Registrant's common stock for each share of FWNC common stock in a tax free exchange. Based on the Registrant's closing stock price of $59.25 per share on January 9, 1998, the transaction has a total value of $800 million and represents an exchange value of $44.44 for each common share of FWNC.

         The Registrant had previously announced, on December 1, 1997, the signing of a definitive agreement to merge with First of America Bank Corporation, of Kalamazoo, Michigan. On a pro-forma basis, given the effect of both transactions, the combined company will have assets of $78.2 billion and deposits of $50.9 billion. The transactions will make the Registrant the second largest bank in Indiana, with deposits totaling $7.7 billion.

         Subject to regulatory and stockholder approvals, the acquisition of FWNC is expected to close early in the second quarter of 1998.

         The integration of FWNC will be led by the Registrants Vice Chairman and Chief Financial Officer Robert G. Siefers, who is also coordinating the merger of First of America. The acquisition of FWNC is expected to add to the Registrants earnings, beginning in 1999.

         Cost savings are expected to be achieved in the first full year of operation from consolidation of staff functions and back-office processing. The Registrant also expects to achieve revenue enhancements by exporting its products and services to FWNC markets, especially to its middle-market commercial customers. As with all financial projections, there are factors that could cause the actual results to differ materially from such estimates, such as changes in economic conditions and other factors.

         Underscoring its commitment to the employees and customers of FWNC, the Registrant has committed to moving 100 jobs to the northern Indiana market. The Registrant will also establish a $5 million charitable foundation to benefit all of FWNC communities. The foundation will be administered by a board of trustees under the leadership of Mr. Johnston.

         M. James Johnston, chairman and CEO of FWNC will become area president for the Registrant's northern Indiana banking region, reporting to Chris Graffeo, president and CEO of the Indiana bank.

         Reference is made to the News Release, dated January 12, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report of Form 8-K and is incorporated herein by reference.








Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None.

         b) PRO FORMA FINANCIAL INFORMATION: None.

         c) EXHIBIT: Exhibit 99.1 Press Release dated January 12, 1998 incorporated herein by reference.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 13, 1998              By  /s/ David P. Lewis
                                        ---------------------------------
                                        David P. Lewis
                                        Vice President and Attorney